Exhibit T3A.15

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:55	Company number: Page 1 from 7	HRB 87998

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

1	a) Lindorff Finanzholding GmbH b) Heppenheim Business address: Odenwaldstraße 4, 64646 Heppenheim (Bergstraße) c) Acquisition, holding and disposal of investments in other companies.	25.000,00 EUR

a)

If only one managing director has been appointed, he shall represent the company alone. If several managing directors have been appointed, the company shall be represented by two managing directors or by one managing director together with an authorized signatory (Prokurist).

Managing directors may be sole power of representation by shareholder resolution. Managing directors may also be authorized by shareholder resolution to represent the company in legal transactions with themselves in their own name or as representatives of a third party without restriction.

a)

Limited liability company Articles of association dated 20.05.2008 with amendment dated 12.09.2008.

The shareholders’ meeting on May 27, 2009 resolved to amend the articles of association in § 2 (registered office) and to relocate the registered office from Cologne (previously Cologne Local Court HRB 64940) to Heppenheim.

a) 09.07.2009 Hamann b) Case 1

b)

Appointed as managing director:

Pleil, Doris, Lorsch, *19.02.1960, with sole power of representation; authorized to enter into legal transactions on behalf of the company in his own name or as a representative of a third party.

Appointed as managing director:

Hampf, Thomas, Pulheim, *19.03.1962, with sole power of representation; authorized to enter into legal transactions on behalf of the company in his own name or as a representative of a third party.

Appointed as managing director:

Hall, David, Stockbridge, Hampshire/Great Britain, *13.03.1963, authorized to act as sole representative; with the authority to act on behalf of the company in his own name.

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:55	Company number: Page 2 from 7	HRB 87998

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

to conclude legal transactions on behalf of or as a representative of a third party.

2			b) No longer managing director: Hampf, Thomas, Pulheim, *19.03.1962 No longer			a) 03.12.2009 Heusel

			Managing Director:			b) Case 2

Pleil, Doris, Lorsch, *19.02.1960

Appointed as managing director:

Green, Bernard, Bensheim, *10.01.1963, with sole power of representation; authorized to enter into legal transactions on behalf of the company in his own name or as a representative of a third party.

Appointed as managing director:

Stielow, Christian, Weinheim, *20.03.1964, with sole power of representation; authorized to enter into legal transactions on behalf of the company in his own name or as a representative of a third party.

3			b) No longer managing director: Hall, David, Stockbridge, Hampshire/Great Britain, *13.03.1963 Changed, now:			a) 23.03.2011 Dissinger

			Managing Director:			b) Case 3

Green, Bernard, Bensheim, *10.01.1963 Changed, now:

Managing Director:

Stielow, Christian, Weinheim, *20.03.1964

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:55	Company number: Page 3 from 7	HRB 87998

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

4			b) No longer managing director: Green, Bernard, Bensheim, *10.01.1963 Changed, now:			a) 18.07.2011 Dissinger

			Managing Director:			b) Case 4

Stielow, Christian, Weinheim, *20.03.1964 with the authorization to enter into legal transactions on behalf of the company as a representative of a third party.

Appointed as managing director: Dr. Jung, Michael, Kleinbittersdorf, *24.04.1963 with the authority to enter into legal transactions on behalf of the company as a representative of a third party.

Appointed as managing director:

Rüd, Helmut, Rheinberg, *31.03.1960 with the authorization to enter into legal transactions on behalf of the company as a representative of a third party.

5			b) No longer managing director:			a) 24.02.2012 Petry

			Dr. Jung, Michael, Kleinbittersdorf, *24.04.1963			b) Case 5

6			b) Appointed as managing director:			a) 12.04.2012 Pullman

			Dr. Schäfer, Michael, Datteln, *19.05.1958 with the authorization to enter into legal transactions on behalf of the company in its own name or as a representative of a third party.			b) Case 6

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:55	Company number: Page 4 from 7	HRB 87998

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

7			b) No longer managing director: Rüd, Helmut, Rheinberg, *31.03.1960			a) 05.09.2012 Petry b) Case 7

8				Joint Prokura together with a managing director: Wöretshofer, Stefan Florian, Munich, *02.03.1960		a) 22.01.2013 Petry b) Case 8

9	b) Changed, now: Business address: Donnersbergstraße 1, 64646 Heppenheim (Bergstraße)

b)

Personal data changed, now: Managing Director:

Stielow, Christian, Heppenheim (Bergstrasse),

*20.03.1964

with the authorization to enter into legal transactions on behalf of the company as a representative of a third party.

a) 22.01.2013 Petry b) Case 9

10

b)

Appointed as managing director:

Wöretshofer, Stefan Florian, Munich,

*02.03.1960

with the authorization to enter into legal transactions on behalf of the company in its own name or as a representative of a third party.

				Prokura expired: Wöretshofer, Stefan Florian, Munich, *02.03.1960		a) 12.08.2014 Petry b) Case 10

11			b) No longer managing director: Dr. Schäfer, Michael, Datteln, *19.05.1958			a) 30.10.2014 Petry

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:55	Company number: Page 5 from 7	HRB 87998

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

b) Case 11

12

b)

Personal data changed, now: Managing Director:

Wöretshofer, Stefan Florian, Augsburg,

*02.03.1960

with the authorization to enter into legal transactions on behalf of the company in its own name or as a representative of a third party.

a) 13.07.2016 Petry b) Case 12

13			b) No longer managing director: Stielow, Christian, Heppenheim (Bergstrasse), *20.03.1964			a) 30.01.2018 Petry b) Case 13

14	a) Intrum Finanzholding Deutschland GmbH

b)

Appointed as managing director:

Christofferson, Per, Bromma / Sweden,

*28.05.1968

with the authorization to enter into legal transactions on behalf of the company as a representative of a third party.

Joint Prokura together with a managing director or another authorized signatory (Prokurist) with the authority to enter into legal transactions on behalf of the company as a representative of a third party:

Wagner, Yvonne, Weisenheim, *02.12.1977 Fritsch, Sandra, Reichelsheim, *12.09.1972

					a) The shareholders’ meeting on November 9, 2018 resolved to amend the Articles of Association in Section 1 (Company).	a) 11.01.2019 Andres b) Case 15

15

b)

Appointed as managing director:

Knothe, Marc-Ulrich, Klosterneuburg / Austria, *29.04.1968

with the authorization to enter into legal transactions on behalf of the company as a representative of a third party.

a) 13.07.2021 Auth b) Case 16

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:55	Company number: Page 6 from 7	HRB 87998

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

16			b) No longer managing director: Wöretshofer, Stefan Florian, Augsburg, *02.03.1960			a) 02.12.2021 Auth b) Case 17

17

b)

No longer managing director:

Christofferson, Per, Bromma / Sweden,

*28.05.1968

Appointed as managing director:

Dr. Siegl, Marcus, Karlsruhe, *22.06.1974 with the authority to enter into legal transactions on behalf of the company as a representative of a third party.

a) 19.02.2024 Rapp b) Case 18

18			b) Appointed as managing director: Hutter, Thomas, Wangen / Switzerland, *03.12.1967 with the authority to enter into legal transactions on behalf of the company as a representative of a third party.			a) 22.05.2024 Rapp b) Case 19

19			b) No longer managing director: Knothe, Marc-Ulrich, Klosterneuburg / Austria, *29.04.1968			a) 12.06.2024 Rapp b) Case 20

20				Prokura expired: Wagner, Yvonne, Weisenheim, *02.12.1977		a) 30.09.2024 Rapp

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:55	Company number: Page 7 from 7	HRB 87998

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

						b) Case 21